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                                                                    EXHIBIT 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
               --------------------------------------------------


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1989 Employee Stock Purchase Plan of Laserscope of our report dated January 28, 1997, with respect to the consolidated financial statements and schedule of Laserscope included in its Annual Report (Form 10-K/A), for the year ended December 31, 1996 filed with the Securities and Exchange Commission.

                                                       ERNST & YOUNG LLP





San Jose, California
July 10, 1997